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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 16, 1998, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-71925) and related Prospectus of Archibald Candy Corporation dated March 16, 1999.

                                       /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 16, 1999